EXHIBIT 10.14.1

AMENDMENT TO BALTIA AIRLINES, INC
WILLOW RUN AIRPORT LEASE

This Amendment is made and entered into this 31st day of October, 2013, between the WAYNE COUNTY AIRPORT AUTHORITY, a Michigan Public Body Corporate, with principal offices located at Detroit Metropolitan
Wayne County Airport, L. C. Smith Building-Mezzanine, Detroit,
Michigan 48242, hereafter referred to as the "AUTHORITY", and BALTIA AIR LINES, INC., a New York Corporation, with principal offices located at John F. Kennedy International Airport, Building
151, Room 361, Jamaica, New York 11430, hereafter referred to as the "TENANT". The AUTHORITY and the TENANT may be referred to hereafter individually as a "Party" or collectively as the "Parties".

WHEREAS, pursuant to the Michigan Public Airport Authority Act,
MCL 259.108 -259.125c, the AUTHORITY has sole operational jurisdiction of Willow Run Airport (hereinafter the "Airport") located in Ypsilanti, Michigan; and

WHEREAS, the AUTHORITY has the authority to lease premises and facilities at the Airport and to grant rights and privileges with respect thereto; and

WHEREAS, on June 1, 2013, the Parties entered into a Lease Agreement (the "Lease Agreement"), whereby the TENANT leases certain space at the Airport, as depicted on Exhibit A to the Lease Agreement; and

WHEREAS, the Parties now desire to amend the Lease Agreement for the purpose of adding additional leased space to the Premises (as herein defined), as depicted on revised Exhibit A, attached hereto, and increasing the amount of RENT (as herein defined) and security deposit paid by the TENANT to correspond with the additional leased space.

NOW, THEREFORE, in consideration of the premises and mutual understanding of the Parties, it is hereby agreed to as follows:

1. Paragraph 1.1 of the Lease Agreement is amended to read as follows :

The AUTHORITY, for and in consideration of the RENT (hereinafter defined) specified herein and the stipulations and covenants herein given on the part of the TENANT, grants, demises and leases to the TENANT, for the TENANT's use, and the TENANT hires and takes from the AUTHORITY the following premises, hereafter referred to collectively as the "Premises", located at the Airport:

Hangar 1, Bay 4, Second Floor comprising of Two Thousand Four Hundred Fifty-Four (2,454) square feet of second floor office space, as designated on revised Exhibit A, attached hereto and incorporated by reference as if fully set forth herein.

The TENANT agrees that it has thoroughly inspected the Premises and it is familiar with any and all conditions on, around and/or affecting the Premises. The AUTHORITY makes no warranties or representations about the condition, fitness, or safety of the Premises or any part thereof, and the TENANT accepts the same "as is" on the commencement date hereof.

2 . Paragraph 1.4 of the Lease Agreement is amended to read as follows:

In consideration for the TENANT's use of the Premises, the TENANT shall pay to the AUTHORITY during the TERM of this LEASE, the following rentals (hereinafter "RENT") :

Hangar 1, Bay 4, Second Floor: For Two Thousand Four Hundred Fifty Four (2,454) square feet at the annual rate of $6.00 per square foot, the TENANT shall pay annual rent in the amount of Fourteen Thousand Seven Hundred Twenty-Four Dollars ($14,724.00} in monthly installments of One Thousand Two Hundred Twenty-Seven Dollars ($1,227.00).

3. In accordance with Paragraph 1.5 of the Lease Agreement, the TENANT shall deposit with the AUTHORITY a security deposit in an amount equal to two
(2) months of RENT. The TENANT currently has a security deposit with the AUTHORITY in the amount of One Thousand Eight Hundred Six Dollars ($1,806.00); accordingly, upon execution of this Amendment, the TENANT shall deposit with the AUTHORITY the additional amount of Six Hundred Forty-Eight Dollars ($648.00), and thereafter shall maintain at all times a security deposit equal to two (2) months of RENT.

4. Exhibit A of the Lease Agreement shall be deleted and replaced with the attached revised Exhibit A.

5. Except as amended herein, all terms and conditions of the Lease Agreement shall remain and continue in full force and effect.


[Signature Page Follows]


The Parties have duly executed this Amendment on their behalves as of the day and year first above written.

WAYNE COUNTY AIRPORT AUTHORITY
By:_____________________________
Thomas J. Naughton
Chief Executive Officer


BALTIA AIR LINES, INC.

By__(SIGNATURE)_________________
Igor Dmitrowsky
President and CEO


[SHIBIT SHOWING sIX OFFICES]
108089

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Total Area = 2,454 SF


Baltia Airlines, Inc. -Willow Run Airport
Exhibit A (Hangar 1 o Bay 4, 2nd floor Mezzanine)

N.T.S. Oct. 18, 2013